FEDERATED TAX-FREE TRUST


A Portfolio of Money Market Obligations Trust


A money market mutual fund seeking to provide for its shareholders dividend income exempt from federal regular income taxes while seeking relative stability of principal by investing in a portfolio of high quality tax exempt securities maturing in 397 days or less.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Contents
Risk/Return Summary                                              1
What are the Fund's Fees and Expenses?                           3
What are the Fund's Investment Strategies?                       4
What are the Principal Securities in Which the Fund Invests?     4
What are the Specific Risks of Investing in the Fund?            5
What Do Shares Cost?                                             6
How is the Fund Sold?                                            6
How to Purchase Shares                                           6
How to Redeem Shares                                             7
Account and Share Information                                    9
Who Manages the Fund?                                           10
Financial Information                                           10


OCTOBER 31, 1999

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund which seeks to maintain a stable net asset value of $1.00. The Fund's investment objective is to provide for its shareholders dividend income exempt from federal regular income taxes while seeking relative stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a portfolio of high quality tax exempt securities maturing in 397 days or less. At least 80% of the Fund's annual interest income will be exempt from federal regular income tax. Interest income from the Fund's investments may be subject to federal alternative minimum tax for individuals and corporations (AMT). The average maturity of the Fund's portfolio will be 90 days or less.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable net asset value, it is possible to lose money by investing in the Fund.

  The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.


Risk/Return Bar Chart and Table


The Bar Chart and Performance Table below reflect historical performance data for Shares of Federated Tax- Free Trust (the "Former Fund") prior to its reorganization into the Fund, which is a newly created portfolio of Money Market Obligations Trust (the "Trust"). On the date of the reorganization, November 1, 1999, the Former Fund will be dissolved and its net assets (inclusive of liabilities recorded on the Former Fund's records) will be transferred to the Fund.

[GRAPH APPEARS HERE - SEE APPENDIX]

Historically, the Former Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Former Fund's total returns on a calendar year-end basis.

The Former Fund's Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon the net asset value. The Former Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was 2.15%.

Within the period shown in the Chart, the Former Fund's highest quarterly return was 1.54% (quarter ended June 30, 1989). Its lowest quarterly return was 0.49% (quarter ended March 31, 1994).

Average Annual Total Return Table


The following table represents the Former Fund's Shares Average Annual Total Returns for the calendar periods ended December 31, 1998.


Calendar Period
------------------------------------------------------------------
 1 Year                                                      3.18%
------------------------------------------------------------------
 5 Years                                                     3.16%
------------------------------------------------------------------
10 Years                                                     3.66%
------------------------------------------------------------------


The Former Fund's 7-Day Net Yield as of December 31, 1998 was 3.34%. Investors may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED TAX-FREE TRUST


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                          None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                            None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waiver)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee/1/
0.40%
Distribution (12b-1)
Fee                                                                                                      None
Shareholder Services
Fee                                                                                                      0.25%
Other
Expenses
0.12%
Total Annual Fund Operating
Expenses/2/                                                                                       0.77%
Total Waivers of Fund Expenses (contractual
waivers)                                                                          0.32%
Total Actual Annual Fund Operating Expenses (after
waivers)                                                                   0.45%
-----------------------------------------------------------------------------------------------------------------------------------


/1/ Pursuant to the investment advisory contract, the adviser will waive a portion of the management fee. The management fee the Fund expects to pay (after the contractual waivers) is 0.08% for the fiscal year ending November 30, 1999.

/2/ For the fiscal year ended November 30, 1998, prior to the reorganization of Federated Tax-Free Trust, the Former Fund, as a portfolio of Trust, the Total Annual Fund Operating Expenses and Total Actual Annual Fund Operating Expenses (after waivers) were 0.77% and 0.45%, respectively.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's maximum allowable operating expenses as shown in the table remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------
 1 Year                                                     $  46
-----------------------------------------------------------------
 3 Years                                                    $ 144
-----------------------------------------------------------------
 5 Years                                                    $ 252
-----------------------------------------------------------------
10 Years                                                    $ 567
-----------------------------------------------------------------


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

The Fund invests in a portfolio of high-quality tax exempt securities maturing in 397 days or less. At least 80% of the Fund's annual interest income will be exempt from federal regular income tax. Interest from the Fund's investments may be subject to AMT. The Fund will have an average portfolio maturity of 90 days or less. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and select investments with enhanced yields.
  The Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).
  The Adviser targets an average portfolio maturity based upon its interest rate outlook and the tax exempt securities available. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve's monetary policy.

  The Adviser structures the portfolio by investing primarily in variable rate demand instruments and municipal notes. The Adviser generally shortens the portfolio maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.


TEMPORARY DEFENSIVE INVESTMENTS


The Fund may temporarily depart from its principal investment strategies by investing its assets in securities subject to federal regular income tax. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to receive and distribute taxable income to investors.
  Temporary investments will be of comparable quality to other securities in which the Fund invests.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?


TAX EXEMPT SECURITIES


Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must also repay the principal amount of the security, normally within a specified time.

  Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

 The following describes the types of tax exempt securities in which the Fund invests.


Variable Rate Demand Instruments


Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.


Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTMENT RATINGS


The securities in which the Fund invests must be rated in the highest short-term rating category by one or more NRSROs or be of comparable quality to securities having such ratings.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?


CREDIT RISKS


Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Money market funds try to minimize this risk by purchasing higher quality securities.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.


INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

SECTOR RISKS


A substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other
developments which generally affect these entities.      WHAT DO SHARES COST?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the net asset value (NAV) of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front- end sales charge. NAV is determined at 12:00 noon and 3:00 p.m. (Eastern time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

  The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

  An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

HOW IS THE FUND SOLD?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions acting in an agency or fiduciary capacity or to individuals, directly or through investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

HOW TO PURCHASE SHARES

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and

 .  Submit your purchase order to the investment professional before 3:00 p.m.
   (Eastern time). You will receive that day's dividend if the investment professional forwards the order to the Fund and the Fund receives payment by 3:00 p.m. (Eastern time). You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND


 .  Establish your account with the Fund by submitting a completed New Account
   Form; and

  Send your payment to the Fund by Federal Reserve wire or check.     You will
become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

  An institution may establish an account and place an order by calling the Fund and will become a shareholder after the Fund receives the order.

By Wire


Send your wire to:

 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire
 ABA Number 011000028
 Attention: EDGEWIRE
 Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
 Fund Name and Number and Account Number.

You cannot purchase Shares by wire on holidays when wire transfers are restricted.


By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third- party checks (checks originally payable to someone other than you or The Federated Funds). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

BY AUTOMATIC INVESTMENTS


You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM SHARES

You should redeem Shares:

 . through an investment professional if you purchased Shares through an investment professional; or

 .  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Investment professionals are responsible for promptly submitting redemption requests and providing proper written redemption instructions as outlined below.

DIRECTLY FROM THE FUND

By Telephone


You may redeem Shares by calling the Fund at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions.

  If you call before 12:00 noon (Eastern time) your redemption will be wired to you the same day. You will not receive that day's dividend.

  If you call after 12:00 noon (Eastern time) your redemption will be wired to you the following business day. You will receive that day's dividend.


By Mail

You may redeem Shares by mailing a written request to the Fund.

Your redemption request will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

Send requests by mail to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

All requests must include:

 .  Fund Name and Share Class, account number and account registration;

 .  amount to be redeemed; and

 .  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

 .  your redemption will be sent to an address other than the address of record;

 . your redemption will be sent to an address of record that was changed within the last 30 days; or

 .  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial institution that is an ACH member; or

 .  wire payment to your account at a domestic commercial bank that is a Federal
   Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 .  to allow your purchase to clear;

 .  during periods of market volatility; or

 . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION

ACCOUNT ACTIVITY

You will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

  The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

  The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which totaled approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Fund's Board of Trustees, the Adviser will waive the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 0.45% of its average daily net assets.

YEAR 2000 READINESS


The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund Share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would
not have a material adverse effect on the Fund.      FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS


The Fund's Financial Highlights are contained in the Former Fund's Prospectus which also serves as the Annual Report, dated January 31, 1999 and is incorporated by reference and must precede or accompany this document.

A Statement of Additional Information (SAI) dated October 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Former Fund's SAI and Annual and Semi-Annual Reports to shareholders and will be contained in the Fund's Annual and Semi-Annual Reports as they become available. To obtain the SAI,Annual Report, Semi-Annual Report and other information without charge and make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.



[FEDERATED LOGO]

Federated Tax-Free Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Investment Company Act File No. 811-2891


Cusip 60934N666

8010414A (10/99)


Federated is a registered mark
of Federated Investors, Inc.
1999 (C)Federated Investors, Inc.

[RECYCLED PAPER LOGO APPEARS HERE]


[FEDERATED LOGO APPEARS HERE]


Federated
Tax-Free Trust

A Portfolio of Money Market Obligations Trust

OCTOBER 31, 1999

P R O S P E C T U S


STATEMENT OF ADDITIONAL INFORMATION

FEDERATED TAX-FREE TRUST

A Portfolio of Money Market Obligations Trust

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Tax-Free Trust (Fund), dated October 31, 1999. Obtain the prospectus without charge by calling 1-800-341-7400.

October 31, 1999

CUSIP 60934N666

8010414B (10/99)

Contents
How is the Fund Organized?                       1
Securities in Which the Fund Invests             1
What Do Shares Cost?
How is the Fund Sold?
Subaccounting Services
Redemption in Kind
Massachusetts Partnership Law
Account and Share Information
Tax Information
Who Manages and Provides Services to the Fund?
How Does the Fund Measure Performance?
Who is Federated Investors, Inc.?
Financial Information
Investment Ratings
Addresses

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Money Market Obligations Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on November 20, 1978. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund, which was established on March 6, 1979, will be reorganized as a portfolio of the Trust on November 1, 1999. The Fund's investment adviser is Federated Investment Management Company (Adviser).


SECURITIES IN WHICH THE FUND INVESTS

The Fund's principal securities are described in its prospectus. Additional securities, and further information regarding the principal securities, are outlined below. In pursuing its investment strategy, the Fund may invest in such securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Tax Exempt Securities
Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds
General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds
Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to AMT.

Municipal Leases
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.




The Fund may invest in securities supported by individual leases or pools of municipal leases.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.
Credit Enhancement Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risk by providing another source of payment for a fixed income security.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Special Transactions


Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Asset Coverage
In order to secure its obligations in connection with special transactions including delayed delivery transactions, the Fund will set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating the special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Temporary Defensive Investments

The Fund may make temporary defensive investments in the following taxable securities.


Treasury Securities

Treasury securities are direct obligations of the federal government of the United States.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.


Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

Commercial Paper
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.


Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.




Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Investment Ratings
The highest rating category of a nationally recognized statistical rating organization (NRSRO) is determined without regard for sub-categories and gradations. For example, securities rated SP-1+ or SP-1 by Standard & Poor's ("S&P"), MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1+ or F-1 by Fitch IBCA, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. See "Regulatory Compliance."

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Credit Risks
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Leverage Risks
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Tax Risks
In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.



FUNDAMENTAL INVESTMENT OBJECTIVE and policY
The Fund's investment objective is to provide for its shareholders dividend income exempt from federal regular income taxes while seeking relative stability of principal. Under normal market conditions, at least 80% of the Fund's annual interest income will be exempt from Federal regular income tax except in extraordinary circumstances when, for example, management feels that market conditions dictate a defensive posture in temporary investments. The investment objective and policy may not be changed by the Fund's Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities and Borrowing Money
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Concentration of Investments

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund may concentrate its investments in short-term tax exempt securities which are guaranteed by the U.S. government, regardless of the location of the issuing municipality. Government securities, municipal securities and bank instruments are not deemed to constitute an industry.

Lending Cash or Securities
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

The above limitations cannot be changed unless authorized by the Board of Trustees (Board) and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.


Investing in Restricted Securities

The Fund may invest in restricted securities subject to restrictions on resale under the federal securities laws.


Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net asets will not result in a violation of such limitation.

Regulatory Compliance

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the Rule), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

  The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best- efforts basis.

SHAREHOLDER SERVICES
The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS
Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.





SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.



REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

  Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

  Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

  Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

  In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

  Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

  Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

  The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Trust is comprised of 21 funds and the Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.



  As of October 27, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.





----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------

Name                                                                                                             Total
Birth Date                                                                                   Aggregate           Compensation From
Address                          Principal Occupations                                       Compensation        Trust and Fund
Position With Trust              for Past Five Years                                         From Trust          Complex
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
John F. Donahue*+#               Chief Executive Officer and Director or Trustee of the      $0                  $0 for the
Birth Date: July 28, 1924        Federated Fund Complex; Chairman and Director,                                  Trust and
Federated Investors Tower        Federated Investors, Inc.; Chairman and Trustee,                                54 other investment
1001 Liberty Avenue              Federated Investment Management Company; Chairman and                           companies
Pittsburgh, PA                   Director, Federated Investment Counseling and                                   in the Fund Complex
CHAIRMAN AND TRUSTEE             Federated Global Investment Management Corp.;
                                 Chairman, Passport Research, Ltd.
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
Thomas G. Bigley                 Director or Trustee of the Federated Fund Complex;          $18, 351            $113,860.22 for the
Birth Date: February 3, 1934     Director, Member of Executive Committee, Children's                             Trust and 54 other
15 Old Timber Trail              Hospital of Pittsburgh; Director, Robroy Industries,                            investment
Pittsburgh, PA                   Inc. (coated steel conduits/computer storage                                    companies
TRUSTEE                          equipment); formerly: Senior Partner, Ernst & Young                             in the Fund Complex
                                 LLP; Director, MED 3000 Group, Inc. (physician
                                 practice management); Director, Member of Executive
                                 Committee, University of Pittsburgh.

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
John T. Conroy, Jr.              Director or Trustee of the Federated Fund Complex;          $20,189             $125,264.48 for the
Birth Date: June 23, 1937        President, Investment Properties Corporation; Senior                            Trust and 54 other
Wood/Commercial Dept.            Vice President, John R. Wood and Associates, Inc.,                              investment
John R. Wood Associates,         Realtors; Partner or Trustee in private real estate                             companies
Inc. Realtors                    ventures in Southwest Florida; formerly: President,                             in the Fund Complex
3255 Tamiami Trail North         Naples Property Management, Inc. and Northgate Village
Naples, FL                       Development Corporation.
TRUSTEE

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
John F. Cunningham++             Director or Trustee of some of the Federated Fund           $0                  $0 for the Trust
Birth Date: March 5, 1943        Complex; Chairman, President and Chief Executive                                and 46 other
353 El Brillo Way                Officer, Cunningham & Co., Inc. (strategic business                             investment
Palm Beach, FL                   consulting); Trustee Associate, Boston College;                                 companies in the
TRUSTEE                          Director, Iperia Corp. (communications/software);                               Fund Complex
                                 formerly: Director, Redgate Communications and EMC
                                 Corporation (computer storage systems).

                                 Previous Positions: Chairman of the Board and Chief
                                 Executive Officer, Computer Consoles, Inc.; President
                                 and Chief Operating Officer, Wang Laboratories;
                                 Director, First National Bank of Boston; Director,
                                 Apollo Computer, Inc.

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
Lawrence D. Ellis, M.D.*         Director or Trustee of the Federated Fund Complex;          $18,351             $113,860.22 for the
Birth Date: October 11, 1932     Professor of Medicine, University of Pittsburgh;                                Trust and 54 other
3471 Fifth Avenue                Medical Director, University of Pittsburgh Medical                              investment
Suite 1111                       Center - Downtown; Hematologist, Oncologist, and                                companies
Pittsburgh, PA                   Internist, University of Pittsburgh Medical Center;                             in the Fund Complex
TRUSTEE                          Member, National Board of Trustees, Leukemia Society
                                 of America.

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
Peter E. Madden                  Director or Trustee of the Federated Fund Complex;          $18,351             $113,860.22 for the
Birth Date: March 16, 1942       formerly: Representative, Commonwealth of                                       Trust and 54 other
One Royal Palm Way               Massachusetts General Court; President, State Street                            investment
100 Royal Palm Way               Bank and Trust Company and State Street Corporation.                            companies
Palm Beach, FL                                                                                                   in the Fund Complex
TRUSTEE                          Previous Positions: Director, VISA USA and VISA
                                 International; Chairman and Director,
                                 Massachusetts Bankers Association; Director,
                                 Depository Trust Corporation; Director, The
                                 Boston Stock Exchange.

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
Charles F. Mansfield, Jr.++      Director or Trustee of some of the Federated Fund           $0                  $0 for the Trust
Birth Date: April 10, 1945       Complex; Management Consultant.                                                 and 50 other
80 South Road                                                                                                    investment
Westhampton Beach, NY            Previous Positions: Chief Executive Officer, PBTC                               companies in the
TRUSTEE                          International Bank; Partner, Arthur Young & Company                             Fund Complex
                                 (now Ernst & Young LLP); Chief Financial
                                 Officer of Retail Banking Sector, Chase
                                 Manhattan Bank; Senior Vice President, Marine
                                 Midland Bank; Vice President, Citibank;
                                 Assistant Professor of Banking and Finance,
                                 Frank G. Zarb School of Business, Hofstra
                                 University.

----------------------------- -- -------------------------------------------------------- -- ----------------- - -------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
John E. Murray, Jr., J.D.,        Director or Trustee of the Federated Fund Complex;          $18,351             $113,860.22 for
S.J.D.#                           President, Law Professor, Duquesne University;                                  the
Birth Date: December 20, 1932     Consulting Partner, Mollica & Murray; Director,                                 Trust and 54 other
President, Duquesne               Michael Baker Corp. (engineering, construction,                                 investment
University                        operations and technical services).                                             companies
Pittsburgh, PA                                                                                                   in the Fund Complex
TRUSTEE                           Previous Positions: Dean and Professor of Law,
                                  University of Pittsburgh School of Law; Dean and
                                  Professor of Law, Villanova University School of Law.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
Marjorie P. Smuts                 Director or Trustee of the Federated Fund Complex;          $18,351             $113,860.22 for
Birth Date: June 21, 1935         Public Relations/Marketing/Conference Planning.                                 the Trust and 54
4905 Bayard Street                                                                                                other investment
Pittsburgh, PA                    Previous Positions: National Spokesperson, Aluminum                             companies in the
TRUSTEE                           Company of America; television producer; business                               Fund Complex
                                  owner.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
John S. Walsh++                   Director or Trustee of some of the Federated Fund           $0                  $0 for the Trust
Birth Date: November 28, 1957     Complex; President and Director, Heat Wagon, Inc.                               and 48 other
2007 Sherwood Drive               (manufacturer of construction temporary heaters);                               investment
Valparaiso, IN                    President and Director, Manufacturers Products, Inc.                            companies in the
TRUSTEE                           (distributor of portable construction heaters);                                 Fund Complex
                                  President, Portable Heater Parts, a division of
                                  Manufacturers Products, Inc.; Director, Walsh &
                                  Kelly, Inc. (heavy highway contractor); formerly:
                                  Vice President, Walsh & Kelly, Inc.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
J. Christopher Donahue+           President or Executive Vice President of the                $0                  $0 for the Trust
Birth Date: April 11, 1949        Federated Fund Complex; Director or Trustee of some                             and 16 other
Federated Investors Tower         of the Funds in the Federated Fund Complex;                                     investment
1001 Liberty Avenue               President, Chief Executive Officer and Director,                                companies in the
Pittsburgh, PA                    Federated Investors, Inc.; President and Trustee,                               Fund Complex
PRESIDENT                         Federated Investment Management Company and Federated
                                  Investment Counseling; President and Director,
                                  Federated Global Investment Management Corp.;
                                  President, Passport Research, Ltd.; Trustee,
                                  Federated Shareholder Services Company;
                                  Director, Federated Services Company.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------




------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
Edward C. Gonzales                Trustee or Director of some of the Funds in the             $0                  $0 for the Trust
Birth Date: October 22, 1930      Federated Fund Complex; President, Executive Vice                               and
Federated Investors Tower         President and Treasurer of some of the Funds in the                             1 other investment
1001 Liberty Avenue               Federated Fund Complex; Vice Chairman, Federated                                companies in the
Pittsburgh, PA                    Investors, Inc.; Vice President, Federated Investment                           Fund Complex
EXECUTIVE VICE PRESIDENT          Management Company, Federated Investment Counseling,
                                  Federated Global Investment Management Corp. and
                                  Passport Research, Ltd.; Executive Vice President and
                                  Director, Federated Securities Corp.; Trustee,
                                  Federated Shareholder Services Company.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
John W. McGonigle                 Executive Vice President and Secretary of the               $0                  $0 for the Trust
Birth Date: October 26, 1938      Federated Fund Complex; Executive Vice President,                               and 54 other
Federated Investors Tower         Secretary, and Director, Federated Investors, Inc.;                             investment
1001 Liberty Avenue               Trustee, Federated Investment Management Company and                            companies in the
Pittsburgh, PA                    Federated Investment Counseling; Director, Federated                            Fund Complex
EXECUTIVE VICE PRESIDENT AND      Global Investment Management Corp., Federated
SECRETARY                         Services Company and Federated Securities Corp.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
Richard J. Thomas                 Treasurer of the Federated Fund Complex; Vice               $0                  $0 for the Trust
Birth Date:  June 17, 1954        President - Funds Financial Services Division,                                  and 54 other
Federated Investors Tower         Federated Investors, Inc.; Formerly: various                                    investment
1001 Liberty Avenue               management positions within Funds Financial Services                            companies in the
Pittsburgh, PA                    Division of Federated Investors, Inc.                                           Fund Complex
TREASURER

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
Richard B. Fisher                 President or Vice President of some of the Funds in         $0                  $0 for the Trust
Birth Date: May 17, 1923          the Federated Fund Complex; Director or Trustee of                              and 6 other
Federated Investors Tower         some of the Funds in the Federated Fund Complex;                                investment
1001 Liberty Avenue               Executive Vice President, Federated Investors, Inc.;                            companies in the
Pittsburgh, PA                    Chairman and Director, Federated Securities Corp.                               Fund Complex
VICE PRESIDENT

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
William D. Dawson, III            Chief Investment Officer of this Fund and various           $0                  $0 for the Trust
Birth Date: March 3, 1949         other Funds in the Federated Fund Complex; Executive                            and 41 other
Federated Investors Tower         Vice President, Federated Investment Counseling,                                investment
1001 Liberty Avenue               Federated Global Investment Management Corp.,                                   companies in the
Pittsburgh, PA                    Federated Investment Management Company and Passport                            Fund Complex
CHIEF INVESTMENT OFFICER          Research, Ltd.; Registered Representative, Federated
                                  Securities Corp.; Portfolio Manager, Federated
                                  Administrative Services; Vice President,
                                  Federated Investors, Inc.; formerly: Executive
                                  Vice President and Senior Vice President,
                                  Federated Investment Counseling Institutional
                                  Portfolio Management Services Division; Senior
                                  Vice President, Federated Investment
                                  Management Company and Passport Research, Ltd.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------
Mary Jo Ochson                    Mary Jo Ochson is Vice President of the Trust.  Ms.         $0                  $0 for the Trust
Birth Date:  September 12,        Ochson joined Federated Investors in 1982 and has                               and 7 other
1953                              been a Senior Portfolio Manager and a Senior Vice                               investment
Federated Investors Tower         President of the Fund's investment adviser since                                companies in the
1001 Liberty Avenue               1996.  From 1988 through 1995, Ms. Ochson served as a                           Fund Complex
Pittsburgh, PA                    Portfolio Manager and a Vice President of the Fund's
VICE PRESIDENT                    investment adviser.  Ms. Ochson is a Chartered
                                  Financial Analyst and received her M.B.A. in Finance
                                  from the University of Pittsburgh.

------------------------------ -- ------------------------------------------------------- --- ---------------- -- ------------------


* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. # A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.
+  Mr. Donahue is the father of J. Christopher Donahue, President of the Trust.
++ Messrs. Cunningham, Mansfield and Walsh became members of the Board on January 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year. They did not receive any fees as of the fiscal year end of the Trust.

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

  The Adviser is a wholly owned subsidiary of Federated.

  The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

  The Adviser must waive the portion of its advisory fee that increases the Fund's aggregate annual operating expenses above 0.45% of its average daily net assets. The Fund's operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
  Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee      Average Aggregate Daily Net
                                Assets of the Federated Funds
0.150 of 1%                     on the first $250 million
0.125 of 1%                     on the next $250 million
0.100 of 1%                     on the next $250 million
0.075 of 1%                     on assets in excess of $750
                                million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

  Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

iNDEPENDENT auditors
The independent auditor for the Fund, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended November 30         1998       1997        1996
Advisory Fee Earned               $2,267,974 $2,902,993 $3,255,470
Advisory Fee Reduction              700,126                960,485
                                               823,445
Brokerage Commissions                     0          0           0
Administrative Fee                  427,513    547,940     615,257
Shareholder Services Fee            283,496          -           -
If the Fund's are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. For the fiscal years ended November 30, 1998, 1997 and 1996, fees paid by the Fund for services are prior to the Fund's reorganization as a portfolio of the Trust on November 1, 1999.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

  The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

  Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield
Total returns are given for the one-year, five-year and ten year periods ended November 30, 1998.

Yield, Effective Yield and Tax-Equivalent Yield are given for the 7-day period ended November 30, 1998.

Performance of the Fund shown is prior to its reorganization as a portfolio of the Trust on November 1, 1999.

                          7-Day Period   1 Year        5 Years       10 Years
Total Return               N/A           3.21%         3.14%         3.69%
Yield                     3.03%           N/A           N/A           N/A
Effective Yield           3.08%           N/A           N/A           N/A
Tax-Equivalent Yield      5.02%          N/A           N/A           N/A


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.
  The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.



YIELD, effective yield and tax equivalent yield
The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate.
  To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE
Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 1999 MultiState Municipal Fund



Federal Income Tax Bracket:               15.00%           28.00%             31.00%           36.00%          39.60%
Joint Return                           $1-43,050  $43,051-104,050   $104,051-158,550  $158,551-283,150   Over 283,150
Single Return                          $1-25,750   $25,751-62,450    $62,451-130,250  $130,251-283,150   Over 283,150
Tax Exempt Yield:                     Taxable Yield Equivalent:
1.00%                                      1.18%            1.39%              1.45%            1.56%           1.66%
1.50%                                      1.76%            2.08%              2.17%            2.34%           2.48%
2.00%                                      2.35%            2.78%              2.90%            3.13%           3.31%
2.50%                                      2.94%            3.47%              3.62%            3.91%           4.14%
3.00%                                      3.53%            4.17%              4.35%            4.69%           4.97%
3.50%                                      4.12%            4.86%              5.07%            5.47%           5.79%
4.00%                                      4.71%            5.56%              5.80%            6.25%           6.62%
4.50%                                      5.29%            6.25%              6.52%            7.03%           7.45%
5.00%                                      5.88%            6.94%              7.25%            7.81%           8.28%
5.50%                                      6.47%            7.64%              7.97%            8.59%           9.11%
6.00%                                      7.06%            8.33%              8.70%            9.38%           9.93%
6.50%                                      7.65%            9.03%              9.42%           10.16%          10.76%
7.00%                                      8.24%            9.72%             10.14%           10.94%          11.59%
7.50%                                      8.82%           10.42%             10.87%           11.72%          12.42%
8.00%                                      9.41%           11.11%             11.59%           12.50%          13.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
o charts, graphs, and illustrations using the Fund's returns; or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

  The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

  You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:


Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

IBC/Donoghue's Money Fund Report
IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

Money
Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.
  Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

Federated Funds overview

Municipal Funds
In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds
In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds
In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds
In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency, and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion, and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

Money Market Funds
In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime, and 23 municipal with assets approximating $41.6 billion, $22.8 billion, and $12.5 billion, respectively.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.


Mutual Fund Market
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

Federated Clients Overview
Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients
Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/ endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing
Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries
Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

FINANCIAL INFORMATION

The Financial Statements for the Former Fund for the fiscal year ended November 30, 1998, are for prior to the Fund's reorganization as a portfolio of the Trust on November 1, 1999.

INVESTMENT RATINGS


Standard & Poor's Short-Term Municipal Obligation Ratings
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes. SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Long-Term Debt Ratings
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Moody's Investors Service, Inc., Short-Term Municipal Obligation Ratings Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated. MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP) Ratings
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Long-Term Debt Ratings
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1. NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's. NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's. NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.



Fitch IBCA, INC. Short-Term Debt Rating Definitions
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

ADDRESSES

FEDERATED TAX-FREE TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116



                                                     APPENDIX

FEDERATED TAX FREE TRUST

Risk/Return Bar Chart and Table
Thegraphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Tax-Free Trust as of the calendar year-end for each of 10 years.
The`y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The`x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1989 through1998. The percentages noted are 6.03%, 5.69%, 4.32%, 2.75%, 2.14%,
   2.57%, 3.57%, 3.14%, 3.33% and 3.18%, respectively.